                                                                   EXHIBIT 4.01

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        CP                                                       SHARES


   COMMON STOCK    [LOGO OF CENTAUR PHARMACEUTICALS, INC.]     COMMON STOCK
                                                               CUSIP 15134E 10 8

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                       SEE REVERSE FOR CERTAIN
                                                       DEFINITIONS AND A
                                                       STATEMENT AS TO THE
                                                       RIGHTS, PREFERENCES,
                                                       PRIVILEGES AND
                                                       RESTRICTIONS ON SHARES


    THIS CERTIFIES THAT




    IS THE OWNER OF


     FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $0.001 PER SHARE OF Centaur Pharmaceuticals, Inc, (the "Corporation"), a Delaware corporation. The shares represented by this certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof, or by the holder's duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed.

     This certificate is not valid until countersigned and registered by the Corporation's transfer agent and registrar.

     IN WITNESS WHEREOF, the Corporation has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed.

Dated:

                               [CORPORATE SEAL]

      /s/ Brian D. Frenzel                           /s/ Joseph L. Turner

      PRESIDENT AND CHIEF                            SECRETARY, TREASURER AND
      EXECUTIVE OFFICER                              CHIEF FINANCIAL OFFICER




                                        COUNTERSIGNED AND REGISTERED:
                                        CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                                                    TRANSFER AGENT AND REGISTRAR

                                        BY


                                                         AUTHORIZED OFFICER

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                         CENTAUR PHARMACEUTICALS, INC.

    A statement of the rights, preferences, privileges and restrictions granted to or imposed upon each class of stock or series thereof, as established from time to time by the Certificate of Incorporation of the Corporation and by any certificate of determination, and the number of shares constituting each class and series and the designations thereof, may be obtained by the holder hereof upon written request and without charge from the Secretary of the Corporation at its corporate headquarters.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

 TEN COM - as tenants in common   UNIF GIFT MIN ACT-.........Custodian.........
 TEN ENT - as tenants by the                         (Cust)         (Minor)
           entireties                               under Uniform Gifts to
 JT TEN  - as joint tenants with                    Minors Act..................
           right of survivorship                                    (State)
           and not as tenants in  UNIF TRF MIN ACT- .....Custodian (until age..)
           common                                    (Cust)
                                                    .....under Uniform Transfers
                                                    (Minor)
                                                    to Minors Act...............
                                                                    (State)


    Additional abbreviations may also be used though not in the above list.


    FOR VALUE RECEIVED, _____________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY
 OR OTHER IDENTIFYING NUMBER
 OF ASSIGNEE

_____________________________

_____________________________

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________________

                           ___________________________________________________
                           NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                   CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                                   FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                                   WITHOUT ALTERATION OR ENLARGEMENT OR ANY
                                   CHANGE WHATEVER.
Signature(s) Guaranteed



By_____________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.